Table of Contents

USAA Family of Funds                                    1
Message from the President                              2
Investment Review                                       4
Message from the Manager                                5
Shareholder Voting Results                              8
Financial Information:
     Statement of Assets and Liabilities               10
     Portfolio of Investments in Securities            11
     Notesto Portfolio of Investments in Securities    20
     Statement of Operations                           21
     Statements of Changes in Net Assets               22
     Notes to Financial Statements                     23

                Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:
          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916
or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Money Market Fund, managed by USAA Investment Management Company
(IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark
Office. (copyright)1996, USAA. All rights reserved.


USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 32 funds by investment objective as of December 31, 1995. For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call
1-800-531-8181 for a prospectus. Read it carefully before you invest.

                                                 Average Annual Total Return*
                                                                                                 Yield
               Investment          Inception                                Since          7-Day     30-Day(1)
               Objective             Date        1 yr    5 yrs    10 yrs   Inception       Simple      SEC

Capital Appreciation
Aggressive Growth                   10/19/81    50.42    20.44    12.02        -              -         -
Emerging Markets(2)                  11/7/94     3.65      -         -      (4.26)            -         -
Gold(2)                              8/15/84     4.04     5.60     5.46        -              -         -
Growth                                4/5/71    32.06    15.56    12.47        -              -         -
Growth & Income                       6/1/93    31.57      -         -      13.74             -         -
International(2)                     7/11/88     8.29    11.98       -       9.51             -         -
World Growth(2)                      10/1/92    12.85      -         -      12.06             -         -

Asset Allocation
Balanced Strategy                     9/1/95      -        -         -       3.24             -         -
Cornerstone Strategy(2)#             8/15/84    18.40    12.37    12.68        -              -         -
Growth and Tax Strategy(3)**#        1/11/89    22.70    10.33       -       9.81             -       3.61
Growth Strategy(2)                    9/1/95      -        -         -       6.50             -         -
Income Strategy                       9/1/95      -        -         -       9.94             -       4.47

Income - Taxable
GNMA                                  2/1/91    16.76      -         -       8.64             -       6.64
Income                                3/4/74    24.47    10.91    10.43        -              -       6.25
Income Stock                          5/4/87    28.62    14.35       -      12.12             -         -
Short-Term Bond                       6/1/93    11.18      -         -       5.33             -       6.43

Income - Tax Exempt
Long-Term(3)**                       3/19/82    18.58     8.44     8.62        -              -       5.40
Intermediate-Term(3)**               3/19/82    15.07     8.22     7.95        -              -       4.93
Short-Term(3)**                      3/19/82     8.11     5.59     5.87        -              -       4.36
California Bond(3)**                  8/1/89    21.85     8.39       -       8.01             -       5.23
Florida Tax-Free Income(3)**         10/1/93    18.90      -         -       3.39             -       5.35
New York Bond(3)**                  10/15/90    18.07     8.60       -       9.25             -       5.31
Texas Tax-Free Income(3)**            8/1/94    22.22      -         -      12.43             -       5.18
Virginia Bond(3)**                  10/15/90    17.08     8.42       -       8.79             -       5.22

Money Market
Money Market(4)                       2/2/81     5.80     4.54     5.97        -            5.48        -
Tax Exempt Money Market(3),(4)**      2/6/84     3.70     3.32     4.36        -            4.33        -
Treasury Money Market Trust(4)        2/1/91     5.59      -         -       4.17           5.26        -
California Money Market(3),(4)**      8/1/89     3.64     3.15       -       3.70           4.14        -
Florida Tax-Free Money
                   Market(3),(4)**   10/1/93     3.57      -         -       2.90           4.28        -
New York Money Market(3),(4)**      10/15/90     3.59     2.98       -       3.04           4.27        -
Texas Tax-Free Money Market(3),(4)**  8/1/94     3.56      -         -       3.36           4.08        -
Virginia Money Market(3),(4)**      10/15/90     3.52     3.13       -       3.21           4.07        -

(1) Calculated as prescribed by the Securities and Exchange Commission.

(2) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

 * Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax
   Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt. California, New York, Virginia, Florida, and Texas funds available to residents only.

# Formerly known as Cornerstone Fund and Balanced Portfolio Fund, respectively.


Message from the President

[A photo of Michael J.C. Roth, President appears here]

We regularly get letters and phone calls from our customers commenting on the things we do and the services we provide. We value all of these communications, whatever their tone. They let us know what we have done wrong and what we have done right.

There have been two events in the past couple of years that generated lots of letters. When I say "lots," I really mean dozens, which is small in relation to our base of over 450,000 shareholders. But, those dozens are meaningful to us as a signal that a chord has been struck, and we pay attention. The first event was the changes we made to our statements, consolidating information on multiple fund accounts into a single mailing. Some of you were uncomfortable with the fact that each fund's activity was no longer on an individual piece of paper in the statement. We hope that by now all of you have noted that the annual statement we sent you in January for the previous year does have separate pages that record all of the transactions for each fund owned. These records can easily be filed by fund.

This time last year when we held some meetings with shareholders in ten cities around the country, we addressed the statement ourselves just to get your feedback. At every meeting there was invariably one person who stood up and said, "I like the new statement." However, there will be some format changes to our statements beginning in April, which I hope all of you will enjoy.

The second event occurred recently. In rushing to meet a deadline, we managed to send out a piece that incorrectly described dollar-cost averaging. In a way, it was good to know how many of you read our pieces carefully because we sure did hear from several of you. It was terribly embarrassing for us, but not altogether bad because we learned from it.

These events are part of a relationship with you that we enjoy.
We enjoy it, in large part, because you do not write or call only when something is amiss. You also let us know when we have done well and helped you. For many years, we have preserved your letters which compliment one of our people, and present that letter to the person you have noted. We call this a "Laurel," and it has been one of the most successful means of recognition for individuals we have ever seen.

We look forward to hearing from you. It helps us serve you better.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Investment Review

Money Market Fund

OBJECTIVE: Highest income consistent with preservation of capital and maintenance of liquidity.
Types of Investments: High-quality debt instruments with maturities of 397 days or less.

                                7/31/95             1/31/96
Net Assets                  $1,540.1 Million    $1,664.9 Million
Net Asset Value Per Share        $1.00               $1.00

Average Annual Total Returns as of 1/31/96

July 31, 1995 to January 31, 1996       2.81%*
1 Year                                  5.78%
5 Years                                 4.51%
10 Years                                5.96%

* Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

[A graph is shown here which is a comparison of the 7-day yield of the USAA Money Market Fund to the 7-Day Yield of the IBC/Donoghue's Money Fund Averages/First Tier from 1/95 to 1/96. The vertical axis shows the yield and the horizontal axis shows the time period. The 7-day yield as of 1/30/96 for the USAA Money Market Fund is 5.31% and the 7-day yield as of 1/30/96 for the IBC/Donoghue's Money Fund Averages/First Tier is 4.97%.]


The graph tracks the Fund's yield for one year compared to a benchmark:
IBC/Donoghue's Money Fund Averages(TM)/First Tier, an average of first-tier major money market fund yields. While past performance is no guarantee of future results, the Fund consistently outperformed the benchmark.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will maintain a stable net asset value of $1.00 per share.

Message from the Manager

[Photograph of J. Eric Thorderson, Portfolio Manager, appears here]

Portfolio Position

Since our last report on July 31, 1995, the Federal Reserve Board decreased the fed funds rate by 0.25% on two occasions. Looking back over just the last three years, interest rates have been on quite a roller coaster ride. The fed funds rate remained at 3% for all of 1993, climbed to 6% in early 1995, and now has fallen to 5.25% in early 1996. What appears to be on the short-term horizon for interest rates? Well, if you examine the recent data - which was delayed due to several federal government shutdowns - the economy looks sluggish. Inflation has remained in check and job growth has been weak. If this scenario persists, the Fed's natural inclination is likely to be to lower rates further in the foreseeable future. However, the disagreement between the White House and Congress over the balanced budget may have an adverse effect on interest rates if it is not resolved in a timely fashion.

Despite the ups and downs of interest rates, our basic goal is to maintain a portfolio of high-quality securities which provides a competitive yield. We continue to be proactive in our analysis of every security we buy for the Fund.

Fund Performance

While past performance is not a guarantee of future results, the Fund provided a return of 2.81% for the six-month reporting period ending January 31, 1996. Ranking 13th out of 233 funds in its category for one-year total return, it places among the top performing money market funds, according to IBC/Donoghue's Money Fund AveragesTM/First Tier.(1)

                                   1 Year    3 Years   5 Years
                                   ------    -------   -------
USAA Money Market Fund(1)           5.78%     4.36%     4.51%
Average Money Market Fund(1)        5.43%     4.12%     4.53%

(1) Source: IBC/Donoghue's Money Fund Vision Report. Data as of
    January 31, 1996.

The Fund has continued to grow with assets exceeding $1.6 billion.

As we pointed out last year, the expenses incurred by shareholders of money market funds continue to vary considerably. For the six-month period ended January 31, 1996, the Fund's annualized operating expenses total
 .45% of average net assets.(2) The average expenses for First Tier money market funds is 67% of average net assets, according to IBC/Donoghue.
This means that you are receiving more net investment income in this fund than you would if you were invested in a money market fund that had average expenses.

[A pie chart is shown here depicting the Portfolio Mix as of January 31, 1996 of the USAA Money Market Fund to be: Bonds/Notes - 31%, Bankers Acceptances - 3%, CDs - 1%, Commercial Paper - 30%, and Demand Notes - 35%.]

(2) The manager has voluntarily agreed to limit the annual expenses of the Fund to .45% of its annual average net assets. Without this limitation, the Fund's ratio of expenses to average net assets would have been .51% for the six-month period ended January 31, 1996.

Although the Fund is not guaranteed as is a certificate of deposit
(CD),(3) we believe it remains a sound alternative to those looking for preservation of capital and a high degree of liquidity. At the same time, we continue to pursue our goal of providing you with returns that are at or near the top of all money market funds.

(3) Certificates of Deposit are guaranteed and offer a fixed rate of return as compared to the fluctuating returns of mutual funds.

See page 11 for a complete listing of the Portfolio of Investments in Securities.

[A graph is shown here depicting the growth of $10,000, from 1/31/86 to 1/31/96, invested in the USAA Money Market Fund. The vertical axis shows the dollar amount, and the horizontal axis shows the time period. The ending value is $17,833.]


Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will maintain a stable net asset value of $1.00 per share.

Shareholder Voting Results

On October 13, 1995, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 17, 1995 were entitled to vote on each proposal. The number of votes shown below are shown for the Money Market Fund only for proposal (2) and in the aggregate for the entire USAA Mutual Fund, Inc. (the Company) for proposals (1) and (3).

(1) Proposal to elect a Board of Directors as follows:
                                       Votes          Votes
            Director                    For         Withheld
     Hansford T. Johnson*           958,654,342    22,342,020
     Michael J.C. Roth              959,226,525    21,769,837
     John W. Saunders, Jr.          958,343,963    22,652,399
     George E. Brown                953,414,718    27,581,644
     Howard L. Freeman, Jr.         959,776,745    21,219,617
     Richard A. Zucker              947,484,789    33,511,573
     Barbara B. Dreeben             945,379,515    35,616,847

Mr. C. Dale Briscoe did not stand for re-election to the Board. His term of office terminated on December 31, 1995.

* On December 4, 1995, Hansford T. Johnson announced his departure from the Board effective December 31, 1995. The Board elected M.
Staser Holcomb to succeed Mr. Johnson.

(2) Proposals to amend certain investment restrictions as follows:

                                                  Number of Shares Voting
                                               For        Against      Abstain
                                               ---        -------      -------
Proposal to amend the 5% and 10% issuer    671,045,063  75,618,160   45,060,310
diversification restrictions to apply to 75% of a Fund's total assets rather than 100%.

Proposal to amend the restriction relating 650,826,846  92,170,700   48,725,988
to borrowing to allow a Fund to borrow
an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) for temporary or emergency purposes.

Proposal to amend the restriction relating 651,578,685  88,913,841   51,231,008
to lending portfolio securities to permit a Fund to lend up to 33 1/3% of its total assets to other parties.

Proposal to reclassify the investment      649,623,589  88,406,917   53,693,027
restriction on illiquid securities from
fundamental to non-fundamental and amend the restriction to permit investments in illiquid securities, including repurchase agreements maturing in more than seven days, to no more than 10% of the value of a Fund's net assets.

Proposal to reclassify the 5% restriction  655,816,379  88,704,003   47,203,152
on investment in new issuers from fundamental to non-fundamental.

Proposal to reclassify the joint trading   674,761,806  68,758,186   48,203,542
account restriction from fundamental to
non-fundamental.

(3) Proposal to ratify or reject the       919,046,882  22,848,992   39,100,482
selection by the Board of Directors of
KPMG Peat Marwick LLP as auditors for
the Company for the fiscal year ending
July 31, 1995.


Money Market Fund
Statement of Assets and Liabilities
(In Thousands)

January 31, 1996
(Unaudited)


Assets
     Investments in securities                       $ 1,656,112
     Cash                                                  6,525
     Receivables:
          Capital shares sold                              1,948
          Interest                                        11,067
                                                     -----------
               Total assets                            1,675,652
                                                     -----------
Liabilities
     Capital shares redeemed                               8,915
     USAA Investment Management Company                    1,083
     USAA Transfer Agency Company                            274
     Accounts payable and accrued expenses                   207
     Dividends on capital shares                             225
                                                     -----------
               Total liabilities                          10,704
                                                     -----------
                 Net assets applicable to capital
                   shares outstanding                $ 1,664,948
                                                     ===========
Represented by:
     Paid-in capital                                 $ 1,664,948
                                                     ===========
     Capital shares outstanding                        1,664,948
                                                     ===========
     Net asset value, redemption price,
        and offering price per share                 $      1.00
                                                     ===========
See accompanying notes to financial statements.

Money Market Fund
Categories & Definitions
Portfolio of Investments in Securities

January 31, 1996
(Unaudited)

Fixed Rate Instruments - consist of commercial paper, certificates of deposit, banker's acceptance, and notes. The coupon rate is constant to maturity. At maturity, the security pays face value.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to demand, or put, the security for redemption at face value on either that day or in seven days. The interest rate is adjusted at the stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The VRDN's effective maturity is the longer of the next put date or the interest reset date rather than the final maturity. Most VRDNs possess a credit enhancement.

Put Bonds - provide the right to tender, or put, the bond for redemption at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Notes - Similar to VRDNs in the fact that the interest rate is adjusted to reflect current market conditions. However, these securities do not offer the put feature of VRDNs. At maturity, the security pays face value.

Credit Enhancement (CRE) - adds the financial strength of the provider to support the underlying obligor's debt service obligations and/or the put option. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the credit enhancement.

Money Market Fund
Portfolio of Investments in Securities
(In Thousands)

January 31, 1996
(Unaudited)

Principal                                        Coupon
 Amount               Security                    Rate     Maturity    Value
---------             --------                   ------    --------    -----

                     Fixed Rate Instruments (48.4%)
            Airports
$ 10,045    Department of Airports of Los Angeles,
              CA, RB, 1995 Series E (CRE)         8.38%     5/15/96  $  10,114
                                                                     ---------

            Bank Holding Companies - Major Regional
  40,000    Barnett Banks, Inc., CP               5.49      2/02/96     39,994
                                                                     ---------
            Bank Holding Companies - Other Major
  35,000    Banco Nacional de Comercio, CP (CRE)  5.18      7/16/96     34,164
  15,000    Bank Of Tokyo, Ltd., BA               5.80      2/27/96     14,937
  11,150    Bank Of Tokyo, Ltd., CD               5.52      4/15/96     11,150
  20,000    Banque Nationale de Paris, CD         6.05      9/11/96     20,000
  15,000    Industrial Bank of Japan, Ltd., BA    5.52      3/01/96     14,933
  12,600    Industrial Bank of Japan, Ltd., BA    5.51      3/06/96     12,535
  25,140    UBS Finance, Inc., CP                 5.60      2/01/96     25,140
  24,532    UBS Finance, Inc., CP                 5.75      2/01/96     24,532
  15,000    Unibanco-Uniao de Bancos Brasilieros
                    S.A. (Grand Cayman), CP (CRE) 5.32      6/10/96     14,712
                                                                      --------
                                                                       172,103
                                                                      --------
            Banks
  20,000    FCC National Bank, Bank Notes         5.90      8/21/96     19,990
  15,000    First Deposit National Bank, Bank
                Notes                             5.32      6/04/96     15,000
  13,000    First of America Bank Illinois, N.A.,
                    Bank Notes                    5.84      2/26/96     13,000
  15,000    Fleet National Bank, Bank Notes       5.63     10/30/96     15,000
  13,000    Key Bank of Alaska, Bank Notes        6.40      5/08/96     13,015
  28,000    NationsBank of Texas, N.A., Bank Notes7.00      2/06/96     28,000
  20,000    NationsBank of Texas, N.A., Bank Notes5.85      2/12/96     20,000
  13,880    Providian National Bank, Bank Notes   5.81      3/12/96     13,880
  20,000    Providian National Bank, Bank Notes   5.77      4/08/96     20,000
  16,000    Providian National Bank, Bank Notes   5.75      4/17/96     16,000
  15,000    Providian National Bank, Bank Notes   5.78      4/29/96     15,000
  22,000    Society Bank, Michigan, Bank Notes    6.40      4/26/96     22,021
                                                                      --------
                                                                       210,906
                                                                      ---------
            Buildings
  11,643    75 State Street Capital Corp.,
               CP (CRE)                           5.67      2/09/96     11,628
                                                                      --------
            Electric Power
  10,000    AES Barbers Point Inc., CP (CRE)      5.62      2/16/96      9,977
  13,882    AES Shady Point Inc., CP (CRE)        5.50      3/05/96     13,812
                                                                      --------
                                                                        23,789
                                                                      --------

            Finance - Business/Commercial
  20,000    Heller International, Inc., CP (CRE)  5.95      2/01/96     20,000
  10,000    Heller International, Inc., CP (CRE)  5.95      2/07/96      9,990
  18,000    Heller International, Inc., CP (CRE)  5.95      2/15/96     17,958
                                                                      --------
                                                                        47,948
                                                                      --------

            Finance - Consumer
  10,000    Aristar Inc., CP                       5.70     2/02/96      9,998
  11,200    Aristar Inc., CP                       5.60     2/14/96     11,177
  11,000    Aristar Inc., CP                       5.72     2/21/96     10,965
  13,000    Aristar Inc., CP                       5.60     2/22/96     12,958
  25,000    Ford Credit Europe plc, CP             5.95     2/01/96     25,000
  20,195    Ford Credit Europe plc, CP             5.59     3/27/96     20,022
  16,800    Ford Motor Credit Co., CP              5.25     5/03/96     16,575
  13,550    Ford Motor Credit Co., DEB             8.25     5/15/96     13,636
  25,000    General Motors Acceptance Corp., CP    5.67     3/01/96     24,886
  28,820    General Motors Acceptance Corp., CP    5.60     3/04/96     28,677
  21,029    General Motors Acceptance Corp., CP    5.67     3/13/96     20,893
                                                                      --------
                                                                       194,787
                                                                      --------

            Hospitals
  15,000    El Camino Healthcare Systems, CA,
                CP (CRE)                           5.45     4/29/96     15,000
  11,360    Medical Building Funding V LLC, CP,
                    Series 1994 (CRE)              5.68     3/07/96     11,297
                                                                      --------
                                                                        26,297
                                                                      --------
            Real Estate
  25,000    Maguire/Thomas Partners - Westlake
               Southlake Partnership, CP (CRE)     5.82     2/05/96     24,984
  13,000    Maguire/Thomas Partners - Westlake
               Southlake Partnership, CP (CRE)     5.50     2/23/96     12,956
                                                                      --------
                                                                        37,940
                                                                      --------

           Transportation - Miscellaneous
  15,000   Cosco Co. Ltd., CP (CRE)                5.59     4/05/96     14,851
                                                                      --------

           Miscellaneous
  16,000   Nichimen America Inc., CP (CRE)         5.79     3/01/96     15,925
                                                                      --------
           Total fixed rate instruments (cost: $806,282)               806,282
                                                                      --------

                            Variable Rate Demand Notes (25.9%)
           Auto Parts
  14,800   Alabama IDA RB (Rehau Project) (CRE)    5.62    10/01/19     14,800
   7,940   Bardstown, KY, RB, Series 1994 (CRE)    5.55     6/01/24      7,940
  11,000   Bardstown, KY, RB, Series 1995 (CRE)    5.55     3/01/25     11,000
                                                                      --------
                                                                        33,740
                                                                      --------

           Building Materials Group
   9,180   Sarasota County, FL, IDA RB,
                    Series 1994 (CRE)              5.56      9/01/14     9,180
                                                                      --------

           Community Service
  10,000   San Jose, CA, Financing Auth. RB,
                    Taxable Series A (CRE)         5.70     12/01/25    10,000
                                                                      --------

           Education
  13,100   Dome Corp. Demand Bonds,
                    Series 1991 (CRE)              5.65      8/31/16    13,100
                                                                      --------

           Finance - Receivables
  18,552   Capital One Funding Corp., Notes,
                    Series 1993A (CRE)             5.51      6/02/08    18,552
  21,850   Capital One Funding Corp., Notes,
                    Series 1995C (CRE)             5.51     10/01/15    21,850
                                                                      --------
                                                                        40,402
                                                                      --------


           General Obligations
  30,000   Detroit, MI, GO, Series 1995B (CRE)     5.70      5/01/05    30,000
                                                                      --------

           Healthcare - Diversified
  11,800   Barton Healthcare, LLC Project,
                    Demand RB, Series 1985 (CRE)   5.70      2/15/25    11,800
  12,400   GMS Associates II Project Health Care
                    RB, Series 1995 (CRE)          5.70      8/15/25    12,400
  25,600   GMS Associates Partnership Project
                    Health Care RB (CRE)           5.70      5/15/24    25,600
  15,575   Wenatchee Valley Clinic, P. S., WA,
               Taxable Bonds, Series 1995 (CRE)    5.73      1/15/15    15,575
                                                                      --------
                                                                        65,375
                                                                      --------

           Healthcare - Miscellaneous
   7,700   Mason City Clinic, P.C., IA, Demand
                    Bonds, Series 1992 (CRE)       5.65      9/01/22     7,700
                                                                      --------

           Hospitals
  13,750   Armstrong County Hospital Auth., PA,
                    RB, Series 1993A (CRE)         5.70      9/01/17    13,750

  14,850   Armstrong County Hospital Auth., PA,
                    RB, Series 1993B (CRE)         5.70      9/01/17    14,850
                                                                      --------
                                                                        28,600
                                                                      --------

           Hotel/Motel
   8,825   Howard County, MD, Taxable RB,
                    Series 1994 (CRE)              5.56     10/01/09     8,825
  19,200   Ramada Hotel Downtown, San Diego, CA,
                 DEB (CRE)                         6.15      2/01/96    19,200
                                                                      --------
                                                                        28,025
                                                                      --------

           Multi-Family Housing
  15,000   Palm Desert Redevelopment Agency, CA,
                 RB (CRE)                          5.77      8/01/22    15,000
                                                                      --------

           Machinery - Diversified
  23,100   DSL Funding Corp., Notes (CRE)          5.66     12/01/09    23,100
                                                                      --------

           Nursing Care
  34,300   Lincolnwood Funding Corp. RB,
               Series 1995A (CRE)                  5.67      8/01/15    34,300
  14,250   Massachusetts Nursing Homes RB,
                  Series 1993 (CRE)                5.70     11/15/13    14,250
                                                                      --------
                                                                        48,550
                                                                      --------

           Real Estate
  14,900   H/M Partners, LLC, Bonds (CRE)          5.70     10/01/20    14,900
                                                                      --------
           Special Assessment/Tax/Fee
  10,000   City of Gardena, CA, COP (CRE)          5.95      7/01/25    10,000
   4,805   Community Redevelopment Agency, City of
                    Visalia, CA, DEB (CRE)         5.66      9/01/20     4,805
  21,500   County of Cuyahoga, OH, Demand RB,
                   Series 1992B (CRE)              5.54      6/01/22    21,500
  16,510   San Bernardino County, CA, COP, Glen
                   Helen Project, Series D (CRE)   5.81      3/01/24    16,510
                                                                      --------
                                                                        52,815
                                                                      --------

           Textiles - Products
  10,000   Alabama IDA RB (Fieldcrest Project)
               (CRE)                               5.70      7/01/21    10,000
                                                                      --------
             Total variable rate demand notes
                           (cost: $430,487)                            430,487
                                                                      --------

                               Put Bonds (17.1%)
           Electric Power
  20,000   Brazos River Auth., TX, RB,
                    Series 1991D (CRE)             5.76      6/01/21    20,000
  20,000   Brazos River Auth., TX, RB,
                    Series 1991D (CRE)             5.75      6/01/21    20,000
  16,515   Brazos River Auth., TX, RB,
                  Series 1991D (CRE)               5.72      6/01/21    16,515
  54,700   IDA of the State of New Hampshire, DEB,
                    Series E (CRE)                 5.63      5/01/21    54,700
                                                                      --------
                                                                       111,215
                                                                      --------

           General Obligations
  30,000   Cleveland, OH, Taxable Notes,
                    Series 1994 (CRE)              5.61     5/15/24     30,000
  17,000   DeKalb County, GA, IDA RB,
                    Series 1994B                   5.75    10/01/24     17,000
  36,175   New York City, GO, Fiscal 1995
                    Series B (CRE)                 6.10     8/15/20     36,175
                                                                      --------
                                                                        83,175
                                                                      --------
           Multi-Family Housing
  20,900   New York City, NY, Housing Development
                    Corp., RB, 1995 Series B (CRE) 5.90    11/01/30     20,900
                                                                      --------

           Oil - International
  24,060   Lower Neches Valley Auth. (Texas) RB,
                    Series 1995A (CRE)             5.72     5/01/30     24,060
                                                                      --------

           Paper & Forest Products
  30,000   IDA of Bedford County, VA, RB,
                    Series 1995B (CRE)             5.85    12/01/25     30,000
  15,000   IDA of Bedford County, VA, RB,
                    Series 1995C (CRE)             5.85    12/01/25     15,000
                                                                      --------
                                                                        45,000
                                                                      --------
               Total put bonds (cost: $284,350)                        284,350
                                                                      --------

                             Variable Rate Notes (8.1%)
           Banks
  15,000   Barnett Bank - Southwest Georgia, Bank
                 Notes                              5.88    2/08/96     15,000
  20,000   Comerica Bank, N.A., Bank Notes          5.33    4/12/96     19,999
  20,000   Comerica Bank, N.A., Bank Notes          5.34    4/19/96     19,994
  20,000   First Bank Sioux Falls - South Dakota,
                    N. A., Bank Notes               5.63    3/25/96     20,000
  20,000   First Bank System Federal Savings Bank,
                    Notes                           5.63    6/03/96     20,000
  20,000   PNC Bank, N.A., Bank Notes               5.08    2/27/96     20,000
                                                                      --------
                                                                       114,993
                                                                      --------

           Finance - Consumer
  20,000   American Honda Finance Corp., Notes     5.68     5/03/96   20,000(a)
                                                                      --------
           Total variable rate notes (cost: $134,993)                  134,993
                                                                      --------
           Total investments (cost: $1,656,112)                     $1,656,112
                                                                    ==========

Portfolio Summary by Industry

     Banks                                   19.6%
     Finance - Consumer                      12.9
     Bank Holding Companies - Other Major    10.3
     Electric Power                           8.1
     General Obligations                      6.8
     Healthcare - Diversified                 3.9
     Hospitals                                3.3
     Real Estate                              3.2
     Special Assessment/Tax/Fee               3.2
     Nursing Care                             2.9
     Finance - Business/Commercial            2.9
     Paper & Forest Products                  2.7
     Finance - Receivables                    2.4
     Bank Holding Companies - Major Regional  2.4
     Multi-Family Housing                     2.2
     Auto Parts                               2.0
     Hotel/Motel                              1.7
     Oil - International                      1.4
     Machinery - Diversified                  1.4
     Other                                    6.2
                                            -----
     Total                                   99.5%
                                            =====


Money Market Fund
Notes to Portfolio of Investments in Securities

January 31, 1996
(Unaudited)

General Notes

Values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations

     BA    Banker's Acceptance
     CD   Certificate of  Deposit
     COP  Certificate of Participation
     CP   Commercial Paper
     CRE  Credit Enhanced
     DEB  Debentures
     GO   General Obligation
     IDA  Industrial Development Authority/Agency
     RB   Revenue Bond

Specific Notes

(a) Securities which are exempt from registration by Rule 144A under the Securities Act of 1933 and when purchased were determined to be liquid. Any resale of these securities may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by the Rule.


See accompanying notes to financial statements.


Money Market Fund
Statement of Operations
(In Thousands)

Six-month period ended January 31, 1996
(Unaudited)

Net investment income:
     Interest                                      $ 48,204
                                                   --------
     Expenses:
          Management fees                             1,938
          Transfer agent's fees                       1,560
          Custodian's fees                              206
          Postage                                       184
          Shareholder reporting fees                    110
          Directors' fees                                 2
          Registration fees                             113
          Audit fees                                     14
          Legal fees                                      2
          Other                                          24
                                                   --------
               Total expenses before reimbursement    4,153
          Expenses reimbursed                          (521)
                                                   --------
               Total expenses after reimbursement     3,632
                                                   --------
                    Net investment income          $ 44,572
                                                   ========
See accompanying notes to financial statements.

Money Market Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended January 31, 1996
and Year ended July 31, 1995
(Unaudited)

                                                      1/31/96        7/31/95
                                                      -------        -------
From operations:
     Net investment income                       $     44,572     $    69,050
Distributions to shareholders from:               -----------      ----------
     Net investment income                            (44,572)        (69,050)
From capital share transactions:                  -----------      ----------
     Shares sold                                    1,109,677       2,059,833
     Shares issued for dividends reinvested            42,920          66,406
     Shares redeemed                               (1,027,704)     (1,592,204)
                                                  -----------     -----------
          Increase in net assets from capital
             share transactions                       124,893         534,035
                                                  -----------     -----------
Net increase in net assets                            124,893         534,035
Net assets:
     Beginning of period                            1,540,055       1,006,020
                                                  -----------     -----------
     End of period                               $  1,664,948     $ 1,540,055
                                                  ===========      ==========
Change in shares outstanding:
     Shares sold                                    1,109,677       2,059,833
     Shares issued for dividends reinvested            42,920          66,406
     Shares redeemed                               (1,027,704)     (1,592,204)
                                                  -----------     -----------
          Increase in shares outstanding              124,893         534,035
                                                  ===========     ===========
Authorized shares of $.01 par value                 2,250,000       2,250,000
                                                  ===========     ===========

See accompanying notes to financial statements.


Money Market Fund
Notes to Financial Statements
(In Thousands)

January 31, 1996
(Unaudited)

(1) Summary of Significant Accounting Policies

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of seven separate funds. The information presented in this semiannual report pertains only to the Money Market Fund (the Fund). The Fund's investment objective is the highest income consistent with preservation of capital and maintenance of liquidity.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Pursuant to Rule 2a-7 of the Securities and Exchange Commission, securities in the Fund are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

2. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

(2) Lines of Credit

The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 14, 1997, one with USAA Capital Corporation, an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets at the lending institution's borrowing rate plus a markup to cover costs. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 1996.


(3) Distributions

Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at January 31, 1996. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year.

(4) Investment Transactions

Purchases and sales/maturities of securities for the six-month period ended January 31, 1996 were $5,591,984 and $5,476,183, respectively.

(5) Transactions with Manager

A. Management fees - The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .24% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to .45% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Company has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services.

(6) Transactions with Affiliates

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 1996, the Association and its affiliates (including related employee benefit plans) owned 1,731 shares (.1%) of the Fund.

(7) Financial Highlights

Per share operating performance for a share outstanding throughout each period is as follows:


                           Six-month     Year       Ten-month
                          period ended   ended    period ended
                           January 31,  July 31,    July 31,       Year ended September 30,
                             1996        1995        1994         1993        1992       1991
                             ----        ----        ----         ----        ----       ----
Net asset value at
     beginning of period $     1.00  $     1.00   $    1.00    $   1.00   $   1.00   $    1.00
Net investment income           .03         .05         .03         .03        .04         .07
Distributions from net
     investment income         (.03)       (.05)       (.03)       (.03)      (.04)       (.07)
                         ----------   ---------   ---------    --------   --------   ---------
Net asset value at
     end of period       $     1.00  $     1.00   $    1.00    $   1.00   $   1.00   $    1.00
                         ==========  ==========   =========    ========   ========   =========
Total return (%) *             2.81        5.49        2.74        3.09       4.32        6.71
Net assets at end
     of period (000)     $1,664,948  $1,540,055   $1,006,020   $813,784   $900,312   $ 984,404
Ratio of expenses to
     average net assets(%)      .45(a,b)    .45(b)       .46(a)     .48        .48         .54
Ratio of net investment
     income to average
     net assets (%)            5.52(a,b)   5.44(b)      3.28(a)    3.05       4.25        6.52

* Assumes reinvestment of all dividend income and capital gain distributions during the period.

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(b) The information contained in the above table is based on actual expenses for the period, after giving effect to reimbursement of expenses by the Manager. Absent such reimbursement the Fund's ratios would have been:
                           Six-month      Year
                         period ended    ended
                          January 31,   July 31,
                             1996         1995
                             ----         ----

Ratio of expenses to
   average net assets(%)      .51(a)      .46
Ratio of net investment
   income to average
   net assets(%)             5.46(a)     5.43